ASSET SERVICING CORPORATION
                             SUBSCRIPTION AGREEMENT

                                November __, 1999



ASSET SERVICING CORPORATION
709 B West Rusk, Suite 580
Rockwall, Texas75087


Ladies and Gentlemen:

    1. PURCHASE OF COMMON STOCK. Intending to be legally bound , I hereby agree to purchase ________ shares of voting, no par value common stock (the "Shares") of Asset Servicing Corporation (the "Corporation") for ______________ U.S. Dollars (number of Shares to be purchased multiplied by $1.00). This offer to purchase is submitted in accordance with and subject to the terms and conditions described in this Subscription Agreement (the "Agreement"). I acknowledge that the Corporation reserves the right, in its sole and absolute discretion, to accept or reject this subscription and the subscription will not be binding until accepted by the Corporation in writing.

    2. PAYMENT. I agree to deliver to the Corporation immediately available funds in the full amount due under this Agreement, by certified or cashier's check payable to the "ASC 1999 Public Offering Escrow Account." The Corporation shall promptly deposit the funds into the Escrow Account.

    3. ISSUANCE OF SHARES. The Shares subscribed for herein will only be issued upon acceptance by the Corporation as evidenced by the Corporation returning to the investor an executed Agreement acknowledging acceptance and upon satisfaction of the terms and conditions of the Escrow Agreement.

    4. REPRESENTATION AND WARRANTIES.
         A. I understand that the offering and sale of the Shares is registered under (i) the Securities Act of 1933, as amended (the "Securities Act"), and
(ii) various States' Divisions of Securities in compliance with their administration and enforcement of the respective States' Blue Sky Laws and Regulations. In accordance therewith and in furtherance thereof, I represent and warrant to and agree with the Corporation as follows:

         [1] I am a resident of the State of ________________ as of the date of this Agreement and I have no present intention of becoming a resident of any other state or jurisdiction;

         [2] I have received and have reviewed the Corporation's Prospectus dated _________________, 1999;


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         [3] I have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Corporation concerning this investment, including the terms and conditions of this offering, and all such questions have been answered to my full satisfaction;

    5. INDEMNIFICATION. I agree to indemnify and hold harmless the Corporation, the officers, directors, agents, employees and affiliates of any thereof against any and all loss, liability, claim or damage, (including attorney's fees and disbursements) together with all costs and expense whatsoever arising out of or based upon any false representation or warranty or breach or failure by me to comply with any representation, warranty, covenant or agreement made by me herein or in any other document furnished by me of the foregoing in connection with this transaction.

    6. IRREVOCABILITY; BINDING EFFECT. I hereby acknowledge and agree that the purchase hereunder is irrevocable, that I am not entitled to cancel, terminate or revoke this Agreement or any agreements of the undersigned hereunder and that this Agreement and such other agreements shall survive my death or disability and shall be binding upon and inure to the benefit of the parties and their heirs, executor, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and are binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns.

    7. MODIFICATION. Neither this Agreement not any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

    8. NOTICES. Any notice, demand or other communication which any party hereto may require, or may elect to give to anyone interested hereunder shall be sufficiently given if [a] deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested addressed to such address as may be listed on the books of the Corporation, [b] delivered personally at such address, or [c] delivered (in person, or by a facsimile transmission, telex or similar telecommunications equipment) against receipt.

    9. COUNTERPARTS. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

    10. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, covenants or other agreements except as stated or referred to herein.


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    11.  SEVERABILITY.   Each  provision  of  the Agreement  is intended  to  be
severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

    12. ASSIGNABILITY. This Agreement is not transferable or assignable by the undersigned except as may be provided herein.

    13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas as applied to residents of that state executing contracts wholly to be performed in that state.


INDIVIDUAL(S) SUBSCRIBER

IN WITNESS WHEREOF, I have executed this Agreement as of the ____ day of ___________, 1999


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Signature of Purchaser


-------------------------------------------
Name(s) of Purchaser (Please print or type)


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Purchaser(s) Social Security Number



STATE OF ________________)
                         ) SS
COUNTY OF _______________)


    On the ________day of _____________, 1999, before me personally appeared ___________________________________________, known to me to be the individual(s)
described herein and who acknowledged the foregoing instruments and swore and acknowledged that (he)(she)(they) executed the same as (his)(her)(their) free act and deed.



                  --------------------------------
                  Notary Public, State of
                                          --------

My commission expires:
                       --------------

ENTITY SUBSCRIBER

IN WITNESS WHEREOF, I have executed this Agreement as of the ______ day of _________________, 1999.


----------------------------
Entity


------------------------------
Signed By

Its:
    ----------------------------


------------------------------
Date

STATE OF _______________)
                        ) SS
COUNTY OF ______________)


    On the _____day of _______________, 1999, before me personally appeared ___________________________________________, known to me to be the individual described herein and who acknowledged the foregoing instruments and swore and acknowledged that (he)(she) executed the same as (his)(her) free act and deed.

                  --------------------------------
                  Notary Public, State of
                                          --------
                  My commission expires:
                                          --------

PURCHASE ACCEPTED FOR _________ SHARES:

ASSET SERVICING CORPORATION

By: ________________________________
       Charles Smith, President

Date: _______________________________